--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT & Preferred Income Fund for the quarter ended March 31, 2005. The net asset value at that date was $27.49 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $24.95 per share. The fund has been in operation since June 24, 2003 and has delivered the following total returns (including income) compared to its relevant benchmarks:

                                               TOTAL RETURN, PERIOD ENDED 3/31/05
                                         -----------------------------------------------
                                             MARKET PRICE(a)         NET ASSET VALUE(a)
                                         ----------------------   ----------------------
                                                       SINCE                    SINCE
                                          QUARTER   INCEPTION(b)   QUARTER    INCEPTION(b)
                                          -------   -----------    -------    -----------
Cohen & Steers REIT & Preferred Income
  Fund.................................    - 6.1%      15.0%        - 6.7%      32.7%
NAREIT Equity REIT Index(c)............    - 7.1%      47.2%        - 7.1%      47.2%
Merrill Lynch Fixed Rate Preferred
  Index(d).............................    - 2.4%       6.1%        - 2.4%       6.1%

    During the quarter, three monthly dividends of $0.195 per share were paid to common shareholders. This represented an 11% increase from the monthly distribution rate paid in the previous quarter. In addition, three monthly dividends of $0.195 per share were declared and will be paid on April 29, 2005, May 31, 2005 and June 30, 2005.

INVESTMENT REVIEW

    The fund may invest up to 60% and no less than 40% of its assets in each of REIT common stocks, and corporate preferred securities. During the quarter the fund held roughly 55% of its assets in REIT common stocks, 43% in preferred securities, and 2% in corporate bonds. The fund continues to strive in its primary mission of delivering high current income through a mixed asset class portfolio that historically has exhibited low correlations and thus is designed to temper the volatility of returns.


-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The fund commenced operations on June 27, 2003.
(c) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and the Nasdaq that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

--------------------------------------------------------------------------------
                                       1



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    Since its inception, the fund's REIT investments have generated significant net asset value growth for shareholders while also contributing to the fund's high level of investment income. However, REITs fared poorly in the first quarter, with the NAREIT Equity REIT Index returning - 7.1%. The preferred market also turned in a negative return in the quarter as bond yields rose, but with a total return of - 2.4% preferreds outperformed REITs.

    Over the past several quarters we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT broader stock market. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen further than most of the broader market equity indexes, in an abrupt turnaround from last year. Health care, which had a
 - 11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, long lease terms tend to make this group more interest-rate-sensitive. The industrial and mixed office/industrial sectors, which returned - 10.5% and - 9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers in the quarter. Self-storage was the best performing property type in the quarter with a 0.8% total return.

    The fund's best performing investments during the quarter were in the office and industrial sectors, while the worst performing sector for the fund was the regional mall sector. Equity Office Properties and Mission West Properties were two of the fund's best performing holdings, contributing total returns of 5.2% and 1.2%, respectively. Laggards during the quarter included Mills Corporation and Macerich Company, both regional mall companies, with total returns of
 - 16.1% and  - 14.2%, respectively.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many


--------------------------------------------------------------------------------
                                       2

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment.

    The preferred market had a negative return over the quarter and followed bonds lower. In addition to rising bond yields, preferred performance also reflected a very negative tone to credit markets, sparked most immediately by a massive downward revision to General Motors' earnings forecast. GM's announcement, which was followed a couple weeks later by a withdrawal of earnings guidance for the year, revealed the extent of pressure in the auto sector. Elevated commodity prices, punishing competition and high fixed costs have together contributed to the negative industry trends.

    Over the quarter negativism spread to other credit sectors and especially to the high yield market as the prospect for the giant auto manufacturers to be downgraded to 'junk' rose meaningfully. In addition, fears of leveraged buyouts and other creditor-unfriendly events rose over the quarter as the broader equity market continued to fare poorly.

    It was a difficult quarter for preferreds, but our defensive posturing helped stem the decline as the fund's preferred holdings performed well relative to the preferred market overall. The fund's sizable investments in what we view as very high quality domestic and foreign bank issues were standout performers. A focus on playing defense in structure also paid off, as higher coupon issues across sectors generally performed better than the broader preferred market. With short rates rising and credit markets becoming much less friendly, we added to positions in floating rate securities of what we see as high quality companies. These investments were also among the fund's best performing positions in the quarter.

    Auto-related holdings underperformed in the quarter. The fund held both GM and Ford securities, though in much lower weights than the benchmark index. Having reduced these investments substantially in recent months, they represented a little more than 1% of the fund's assets at the quarter end. Liberty Media securities were also poor performers. Liberty Media's credit ratings were downgraded following the company's announcement of a potential spin-off of certain assets and due to management's lack of conviction to maintaining its investment grade ratings.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25%


--------------------------------------------------------------------------------
                                       3

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

premium to the value of their underlying real estate assets -- and investor sentiment was positive. None of these conditions exist today, in our view.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, as the economy undergoes this correction, although we believe there will be continued healthy growth. Very little new construction is underway and replacement costs -- the long run determinant of real estate value -- will continue to rise with raw material costs. Vacancy rates are declining and effective rents are rising. REIT balance sheets in our view are in excellent shape. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result we believe that REIT investments will continue to deliver competitive total returns.

    The direction of bond yields will, of course, continue to be an important driver of preferred security valuations. The resilience in the long end of the yield curve suggests that the market believes the Fed will contain inflation. We believe so, too, but both economic data and markets have been choppy, making fair value for Treasury yields exceedingly difficult to assess. Accordingly, we will continue to maintain a somewhat defensive interest rate posture in our preferred holdings.

    We are also taking a more defensive stance on credit. While fundamentals in most sectors remain very good, there certainly are challenges in others. Notably, some cyclical and industrial companies, including the auto manufacturers, are facing very significant pressures. A lackluster equity market also means that the resurgence in corporate risk taking and creditor-unfriendly actions is likely to abide. These factors are likely to continue to exert pressure on credit markets. We will look to 'pick our spots' in the months to come but are focusing on higher credit quality for now.


--------------------------------------------------------------------------------
                                       4



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--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

    In summary, we retain a constructive perspective on the REIT market and generally expect preferreds to deliver returns mostly reflecting their attractive income rates, currently over 7% in the fund's portfolio. We believe that the fund's balance of REIT equities and corporate preferred securities will continue to provide attractive income, reduced net asset value volatility due to the low correlation between the two asset classes, and appealing long-term total returns for our shareholders.

Sincerely,

             Martin Cohen               Robert H. Steers
             MARTIN COHEN               ROBERT H. STEERS
               President                   Chairman


             Joseph M. Harvey    William F. Scapell
             JOSEPH M. HARVEY    WILLIAM F. SCAPELL
             Portfolio Manager   Portfolio Manager


       VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

--------------------------------------------------------------------------------

  For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

  In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


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                                       5



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

--------------------------------------------------------------------------------
    While we do not attempt to predict what future interest
    rates will be, it has been our philosophy to utilize
    interest rate swap transactions to seek to reduce the
    interest rate risk inherent in our utilization of leverage.
    Our leverage strategy involves issuing auction market
    preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income
    available for shareholders. As of March 31, 2005, AMPS
    represented 35% of the fund's managed net assets.
    Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate
    obligation for the term of the swap agreements).
    Specifically, we have fixed the rate on 63% of our
    borrowings at an average interest rate of 3.66%, for an
    average remaining period of 3.7 years (when we first entered into the swaps, the average term was 5.3 years). By locking in a large portion of our leveraging costs, we have
    endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets.
    However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements
    partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.
--------------------------------------------------------------------------------

                          LEVERAGE FACTS(a)


Leverage (as % of managed net assets)..............    35%
% Fixed Rate.......................................    63%
% Variable Rate....................................    37%
Average Rate on Swaps..............................  3.66%
Average Term on Swaps..............................   3.7 years
Current Rate on AMPS...............................  3.12%

-------------------
(a) Data as of March 31, 2005. Information is subject to change.

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                                       6



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
                                                             VALUE       MANAGED ASSETS
     SECURITY                                              -----------   --------------
 1.  Equity Office Properties Trust......................  $76,328,329        3.72%
 2.  Archstone-Smith Trust...............................   66,224,565        3.23
 3.  Health Care Property Investors......................   66,173,665        3.22
 4.  Heritage Property Investment Trust..................   59,428,264        2.90
 5.  Health Care REIT....................................   55,859,200        2.72
 6.  Mack-Cali Realty Corp. .............................   50,798,825        2.48
 7.  Arden Realty........................................   50,392,495        2.46
 8.  Glimcher Realty Trust...............................   50,281,920        2.45
 9.  First Industrial Realty Trust.......................   49,307,622        2.40
10.  Liberty Property Trust..............................   44,645,865        2.18

                                SECTOR BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                    [CHART]

                        Other                      9.00%
                        Mortgage                   1.64%
                        Media                      1.64%
                        Gas--Distribution          2.31%
                        Industrial                 2.40%
                        Electric--Integrated       2.63%
                        Finance                    4.94%
                        Diversified                5.26%
                        Bank                       5.87%
                        Bank--Foreign              5.95%
                        Insurance                  8.24%
                        Cash & Other Assets
                        in Excess of Liabilities   1.63%
                        Office                    19.56%
                        Residential Apartment     10.04%
                        Shopping Center            9.68%
                        Health Care                9.21%


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                                       7



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                        DIVIDEND
                                                OF SHARES        VALUE           YIELD(a)
                                                ----------   --------------   ------------
  COMMON STOCK                         83.36%(b)
    DIVERSIFIED                         6.75%
         Capital Trust -- Class A.............      97,400   $    3,231,732       6.63%
         Colonial Properties Trust............     300,000       11,523,000       7.03
         Crescent Real Estate Equities Co.....   1,064,000       17,385,760       9.18
         iStar Financial......................     990,000       40,768,200       7.12
         Vornado Realty Trust.................     239,100       16,562,457       4.39
                                                             --------------
                                                                 89,471,149
                                                             --------------
    HEALTH CARE                        12.45%
         Health Care Property Investors(c)....   2,819,500       66,173,665       7.08
         Healthcare Realty Trust..............     199,200        7,258,848       7.14
         Health Care REIT.....................   1,745,600       55,859,200       7.50
         Nationwide Health Properties.........   1,362,200       27,530,062       7.32
         Ventas...............................     335,000        8,361,600       5.77
                                                             --------------
                                                                165,183,375
                                                             --------------
    HOTEL                               2.02%
         Hospitality Properties Trust.........     545,200       22,015,176       7.13
         Strategic Hotel Capital..............     323,800        4,759,860       5.99
                                                             --------------
                                                                 26,775,036
                                                             --------------
    INDUSTRIAL                          3.72%
         First Industrial Realty Trust........   1,303,400       49,307,622       7.35
                                                             --------------
    MORTGAGE                            2.53%
         Newcastle Investment Corp............   1,135,074       33,598,190       8.45
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.
(c) 75,000 shares segregated as collateral for interest rate swap transactions.

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                                      8



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
    OFFICE                             24.37%
         Arden Realty.........................   1,488,700   $   50,392,495       5.97%
         Brandywine Realty Trust..............     787,800       22,373,520       6.20
         CarrAmerica Realty Corp..............     942,300       29,729,565       6.34
         CRT Properties.......................     290,000        6,316,200       6.43
         Equity Office Properties Trust.......   2,533,300       76,328,329       6.64
         Highwoods Properties.................     910,200       24,411,564       6.34
         HRPT Properties Trust................   1,406,100       16,746,651       7.05
         Mack-Cali Realty Corp................   1,199,500       50,798,825       5.95
         Maguire Properties...................   1,286,100       30,712,068       6.70
         Prentiss Properties Trust............     374,900       12,806,584       6.56
         Reckson Associates Realty Corp.......      87,500        2,686,250       5.53
                                                             --------------
                                                                323,302,051
                                                             --------------
    OFFICE/INDUSTRIAL                   3.99%
         Liberty Property Trust...............   1,143,300       44,645,865       6.25
         Mission West Properties..............     778,800        8,255,280       6.04
                                                             --------------
                                                                 52,901,145
                                                             --------------
    RESIDENTIAL -- APARTMENT           13.55%
         AMLI Residential Properties Trust....     590,400       16,171,056       7.01
         Archstone-Smith Trust................   1,941,500       66,224,565       5.04
         Camden Property Trust................     581,800       27,362,054       5.40
         Education Realty Trust(a)............     368,800        6,133,144         --
         GMH Communities Trust................     604,200        7,075,182       7.77
         Gables Residential Trust.............   1,186,100       39,497,130       7.24
         Mid-America Apartment Communities....     349,000       12,738,500       6.41
         Town & Country Trust.................     173,400        4,586,430       6.50
                                                             --------------
                                                                179,788,061
                                                             --------------
    SELF STORAGE                        1.08%
         Sovran Self Storage..................     222,200        8,805,786       6.11
         U-Store-It Trust(a)..................     315,800        5,494,920         --
                                                             --------------
                                                                 14,300,706
                                                             --------------


-------------
(a) Nonincome producing security.


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                                       9



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
    SHOPPING CENTER                     12.90%
       COMMUNITY CENTER                  8.24%
         Cedar Shopping Centers...............     400,000   $    5,696,000       6.32%
         Heritage Property Investment Trust...   2,002,300       59,428,264       7.08
         New Plan Excel Realty Trust..........   1,340,500       33,659,955       6.57
         Ramco-Gershenson Properties Trust....     390,000       10,588,500       6.45
                                                             --------------
                                                                109,372,719
                                                             --------------
       REGIONAL MALL                     4.66%
         Glimcher Realty Trust................   2,121,600       50,281,920       8.11
         Macerich Co..........................     215,200       11,465,856       4.88
                                                             --------------
                                                                 61,747,776
                                                             --------------
         TOTAL SHOPPING CENTER................                  171,120,495
                                                             --------------
              TOTAL COMMON STOCK
                (Identified
                cost -- $916,539,030).........                1,105,747,830
                                                             --------------
  PREFERRED SECURITIES -- $25 PAR VALUE 26.34%
    AUTOMOTIVE                           0.26%
         DaimlerChrysler, 7.25% (CBTCS).......      26,008          642,658       7.34
         DaimlerChrysler, 7.50% (CBTCS).......      38,800          956,032       7.61
         Ford Motor Co., 8.00% (CORTS)........      80,000        1,907,200       8.39
                                                             --------------
                                                                  3,505,890
                                                             --------------
    BANK                                 2.64%
         ASBC Capital I, 7.625%, Series A
            (TOPrS)...........................      75,500        1,978,100       7.28
         Cobank ACB, 7.00%, 144A(a)...........     200,000       10,476,000       6.68
         Colonial Capital Trust IV, 7.875%....     390,000       10,062,000       7.63
         Countrywide Capital IV, 6.75%........      71,100        1,786,032       6.73
         First Republic Bank, 6.70%...........     200,000        5,060,000       6.65
         Fleet Capital Trust VIII, 7.20%
            Series............................      87,900        2,268,699       6.97
         HSBC USA, Series F...................      96,000        2,400,000       3.85
         Old Second Bancorp Capital Trust I,
            7.80%.............................      90,000          949,050       7.50
                                                             --------------
                                                                 34,979,881
                                                             --------------

------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                      10



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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
    BANK -- FOREIGN                     1.35%
         Abbey National PLC, 7.375%, Series
            B.................................     105,700   $    2,822,190       6.91%
         Abbey National PLC, 7.375%, Series
            C.................................     493,264       12,923,517       7.05
         Northern Rock, 8.00%, Series.........      30,000          752,589       7.97
         Royal Bank of Scotland Group, 7.25%,
            Series H..........................      55,600        1,411,684       7.14
                                                             --------------
                                                                 17,909,980
                                                             --------------
    ELECTRIC -- INTEGRATED              1.49%
         DTE Energy Trust II, 7.50%, due
            6/01/44, Series...................      55,200        1,457,280       7.10
         Energy East Capital Trust I, 8.25%...      61,000        1,598,200       7.87
         Enterprise Capital Trust, 7.44%......     116,000        2,905,800       7.43
         NVP Capital III, 7.75%, due 9/30/38,
            Series............................      81,900        2,037,672       7.79
         NVP Capital I, 8.20%, due 3/31/37,
            Series A (QUIPS)..................       2,600           64,688       8.24
         Northern States Power Co., 8.00%,
            Notes (PINES).....................      41,700        1,116,309       7.47
         PSEG Funding Trust II, 8.75%
            Series............................     199,900        5,481,258       7.98
         Puget Sound Energy Capital Trust II,
            8.40% (TOPrS).....................      70,800        1,811,772       8.21
         Southern California Edison, 7.23%,
            due 4/30/07, Series M.............      12,300        1,241,378       7.16
         Virginia Power Capital Trust II,
            7.375%, (TruPS)...................      79,761        2,085,750       7.05
                                                             --------------
                                                                 19,800,107
                                                             --------------
    FINANCE                             1.38%
         MBNA Capital, 8.125%, Series D
            (TruPS)...........................     234,100        5,971,891       7.96
         MBNA Capital, 8.10%, Series E
            (TOPrs)...........................     166,300        4,293,866       7.84
         Merrill Lynch & Co., Series 1
            (FRN).............................     320,000        8,102,400       3.59
                                                             --------------
                                                                 18,368,157
                                                             --------------
    GAS -- DISTRIBUTION                 3.57%
         Dominion CNG Capital, 8.40%..........      78,700        2,054,070       7.47
         Laclede Capital Trust I, 7.70%
            (TOPrS)...........................      56,300        1,517,285       7.14
         Southern Union Co., 7.55%, Series
            C.................................   1,040,000       27,778,400       7.07
         Southwest Gas Capital Trust II,
            7.70%.............................     600,000       15,960,000       7.26
                                                             --------------
                                                                 47,309,755
                                                             --------------

--------------------------------------------------------------------------------
                                       11

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
    INSURANCE                           2.85%
       LIFE/HEALTH INSURANCE            0.20%
         Lincoln National Capital V, 7.65%,
            Series E (TruPS)..................      63,700   $    1,635,816       7.45%
         Torchmark Capital Trust I, 7.75%.....      41,000        1,065,590       7.45
                                                             --------------
                                                                  2,701,406
                                                             --------------
       MULTI-LINE                       0.79%
         ING Groep NV, 7.05% Series...........     241,600        6,199,456       6.87
         ING Groep NV, 7.20% Series...........     165,700        4,281,688       6.97
                                                             --------------
                                                                 10,481,144
                                                             --------------
       PROPERTY/CASUALTY                1.01%
         ACE Ltd., 7.80%, Series C............     389,300       10,125,693       7.50
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................     125,130        3,198,323       7.43
                                                             --------------
                                                                 13,324,016
                                                             --------------
       REINSURANCE                      0.17%
         Everest Re Capital Trust II, 6.20%,
            Series B..........................     100,000        2,291,000       6.77
                                                             --------------
       REINSURANCE -- FOREIGN           0.68%
         PartnerRe Ltd., 6.75%, Series C......     206,500        5,162,500       6.75
         PartnerRe Ltd., 7.90%, Series D......      54,000        1,333,800       6.58
         RenaissanceRE Holdings Ltd., 8.10%,
            Series A..........................      30,900          805,872       7.76
         RenaissanceRE Holdings Ltd., 7.30%,
            Series B..........................      65,900        1,700,220       7.07
                                                             --------------
                                                                  9,002,392
                                                             --------------
         TOTAL INSURANCE......................                   37,799,958
                                                             --------------
    MEDIA                               1.73%
       CABLE TELEVISION                 0.91%
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     479,700       12,054,861       8.46
                                                             --------------
       DIVERSIFIED SERVICES             0.82%
         AOL Time Warner, 7.625%, Series A-1
            (CABCO)...........................     112,600        2,989,530       7.18
         Liberty Media Corp., 8.75% (CBTCS)...     198,500        5,051,825       8.60
         Liberty Media Corp., 8.75% (PPLUS)...     108,745        2,787,134       8.53
                                                             --------------
                                                                 10,828,489
                                                             --------------
         TOTAL MEDIA..........................                   22,883,350
                                                             --------------

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                                       12

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)


                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
  OIL -- EXPLORATION                    1.19%
         Nexen, 7.35%, due 11/1/43,
            Series B..........................     608,660   $   15,800,814       7.08%
                                                             --------------
  REAL ESTATE                           7.75%
    DIVERSIFIED                         1.39%
         iStar Financial, 7.875%, Series E....     400,000       10,168,000       7.74
         iStar Financial, 7.80%, Series F.....     243,600        6,297,060       7.54
         iStar Financial, 7.65%, Series G.....      80,000        2,010,400       7.59
                                                             --------------
                                                                 18,475,460
                                                             --------------
    HEALTH CARE                         0.60%
         Health Care REIT, 7.875%, Series D...     100,000        2,505,000       7.86
         Health Care REIT, 7.625%, Series F...      10,000          250,000       7.62
         Omega Healthcare Investors, 8.375%,
            Series D..........................     200,000        5,200,000       8.05
                                                             --------------
                                                                  7,955,000
                                                             --------------
    HOTEL                               0.18%
         Innkeepers USA Trust, 8.00%,
            Series C..........................      93,500        2,346,850       7.97
                                                             --------------
    OFFICE                              1.91%
         Cousins Properties, 7.75%, Series
            A.................................     457,500       11,551,875       7.67
         Kilroy Realty Corp, 7.80%, Series
            E.................................     100,000        2,515,000       7.75
         Maguire Properties, 7.625%, Series
            A.................................     288,900        7,179,165       7.67
         SL Green Realty Corp., 7.625%, Series
            C.................................     100,000        2,535,000       7.55
         SL Green Realty Corp., 7.875%, Series
            D.................................      60,000        1,510,200       7.82
                                                             --------------
                                                                 25,291,240
                                                             --------------
    RESIDENTIAL -- APARTMENT            1.98%
         Apartment Investment and Management
            Co., 8.00%, Series T..............      93,700        2,315,327       8.09
         Apartment Investment and Management
            Co., 8.00%, Series V..............     101,000        2,519,950       8.02
         Apartment Investment & Management
            Co., 7.875%, Series Y.............     110,000        2,722,500       7.95
         Associated Estates Realty Corp.,
            8.70%, Series B...................      40,000        1,024,000       8.50
         Mid-America Apartment Communities,
            8.30%, Series H...................     690,600       17,748,420       8.07
                                                             --------------
                                                                 26,330,197
                                                             --------------

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                                       13

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)


                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
    SHOPPING CENTER                     1.69%
       COMMUNITY CENTER                 0.30%
         Developers Diversified Realty Corp.,
            7.50%, Series I...................      47,800   $    1,205,038       7.44%
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      38,700          999,621       7.74
         Saul Centers, 8.00%, Series A........      69,400        1,759,984       7.89
                                                             --------------
                                                                  3,964,643
                                                             --------------
       REGIONAL MALL                    1.39%
         Glimcher Realty Trust, 8.75%, Series
            F.................................     279,300        7,261,800       8.41
         Glimcher Realty Trust, 8.125%, Series
            G.................................     240,000        6,024,000       8.09
         Mills Corp., 8.75%, Series E.........     197,600        5,161,312       8.37
                                                             --------------
                                                                 18,447,112
                                                             --------------
         TOTAL SHOPPING CENTER................                   22,411,755
                                                             --------------
              TOTAL REAL ESTATE...............                  102,810,502
                                                             --------------
    TELECOMMUNICATION SERVICES          2.13%
         Centaur Funding Corp., 9.08%(a)......      13,908       17,851,210       7.07
         Telephone & Data Systems, 7.60%,
            Series A..........................     197,800        5,059,724       7.43
         United States Cellular Corp., 7.50%,
            due 6/15/34, Series...............     201,500        5,275,270       7.16
         Verizon South, 7.00%, Series F.......       3,300           84,018       6.87
                                                             --------------
                                                                 28,270,222
                                                             --------------
              TOTAL PREFERRED SECURITIES --$25
                PAR VALUE (Identified
                cost -- $343,899,156).........                  349,438,616
                                                             --------------


--------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.


--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)


                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
  PREFERRED SECURITIES -- CAPITAL TRUST 34.12%
    BANK                                 6.45%
         AgFirst Farm Credit Bank, 7.30%,
            due 10/14/49, 144A................  29,100,000   $   30,558,376       6.95%
         Astoria Capital Trust I, 9.75%, due
            11/1/29, Series B.................  13,500,000       16,140,600       8.15
         BankBoston Capital Trust II, 7.75%,
            due 12/15/26......................   1,500,000        1,604,948       7.24
         BT Preferred Capital Trust II,
            7.875%, due 2/25/27...............   1,000,000        1,089,923       7.23
         First Tennessee Bank, Series 144A....       2,000        2,005,000       0.10
         Great Western Financial Trust II,
            8.206%, due 2/1/27, Series A......   2,232,000        2,440,085       7.51
         Roslyn Preferred Trust FRN, 4.78%,
            due 4/1/32, 144A..................  10,000,000       10,050,000       5.74
         Roslyn Real Estate Asset Corp. FRN,
            4.813%, due 9/30/08, Series D.....         100       10,075,000       6.15
         Sky Financial Capital Trust I, 9.75%,
            due 5/1/30, Series B..............   3,000,000        3,554,100       7.88
         Webster Capital Trust I, 9.36%, due
            1/29/27, 144A.....................   7,300,000        8,079,669       8.46
                                                             --------------
                                                                 85,597,701
                                                             --------------
    BANK -- FOREIGN                      7.86%
         BNP Paribas Capital Trust V, 7.20%...  19,550,000       20,088,172       7.01
         CA Preferred Fund Trust, 7.00%
            (Eurobond)........................  25,200,000       25,797,492       6.84
         HBOS Capital Funding LP, 6.85%.......  23,000,000       23,464,830       6.71
         HSBC Capital Funding LP, 10.176%.....   9,680,000       14,915,718       6.60
         RBS Capital Trust B, 6.80%...........  19,700,000       20,032,733       6.69
                                                             --------------
                                                                104,298,945
                                                             --------------
    ELECTRIC -- INTEGRATED               2.58%
         Dominion Resources Capital Trust III,
            8.40%, due 1/15/31................  21,732,000       27,704,453       6.59
         DPL Capital Trust, 8.125%, due
            9/1/31............................   3,000,000        3,472,260       7.02
         Enterprise Capital Trust II, due
            6/30/28, Series B.................   3,000,000        2,986,815       3.80
                                                             --------------
                                                                 34,163,528
                                                             --------------

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                                       15

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)


                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
    FINANCE                             4.92%
       CREDIT CARD                      0.51%
         MBNA Capital, 8.278%, due 12/1/26,
            Series A..........................   6,200,000   $    6,760,127       7.59%
                                                             --------------
       DIVERSIFIED FINANCIAL SERVICES   2.33%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  29,950,000       30,946,826       7.74
                                                             --------------
       INVESTMENT BANKER/BROKER         1.04%
         Chase Capital I, 7.67%, due
            12/1/06...........................   2,519,000        2,708,056       7.13
         JPM Capital Trust I, 7.54%, due
            1/15/27...........................   3,925,000        4,232,751       6.99
         JPM Capital Trust II, 7.95%, due
            2/27/07...........................   6,400,000        6,892,909       7.38
                                                             --------------
                                                                 13,833,716
                                                             --------------
       MORTGAGE LOAN/BROKER             1.04%
         Countrywide Capital III, 8.05%, due
            6/15/27, Series B (SKIS)..........  11,285,000       13,718,170       6.62
                                                             --------------
         TOTAL FINANCE........................                   65,258,839
                                                             --------------
    FOOD                                1.61%
         Dairy Farmers of America, 7.875%,
            144A(a)...........................     135,000       13,708,170       7.76
         Gruma S.A., 7.75%, due 12/29/49,
            144A(a)...........................   8,000,000        7,658,152       8.10
                                                             --------------
                                                                 21,366,322
                                                             --------------
    INSURANCE                           7.91%
       LIFE/HEALTH                      0.34%
         AmerUS Capital, 8.85%, due 2/1/27,
            Series A..........................   4,000,000        4,463,040       7.93
                                                             --------------
       MULTI-LINE                       6.55%
         AFC Capital Trust I, 8.207%, due
            02/03/27, Series B................  15,750,000       16,809,125       7.69
         AXA, 7.10%, due 5/29/49 (Eurobond)...  26,500,000       27,306,925       6.89
         GenAmerica Capital I, 8.525%, due
            6/30/27...........................  14,000,000       15,471,806       7.71
         USF&G Capital, 8.312%, due 7/1/46....   3,845,000        4,588,696       6.96
         Zurich Capital Trust I, 8.376%, due
            6/1/37............................  20,712,000       22,655,262       7.66
                                                             --------------
                                                                 86,831,814
                                                             --------------


-----------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.


--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)


                                                  NUMBER                      DIVIDEND
                                                OF SHARES        VALUE         YIELD
                                                ----------   --------------      -----
       PROPERTY/CASUALTY                1.02%
         W.R. Berkley Capital Trust, 8.197%,
            due 12/15/45......................  13,100,000   $   13,583,744       7.91%
                                                             --------------
         TOTAL INSURANCE......................                  104,878,598
                                                             --------------
    OIL COMPANY -- EXPLORATION AND
       PRODUCTION         0.83%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................  11,000,000       10,932,229       7.80
                                                             --------------
    PIPELINES                           1.96%
         K N Capital Trust I, 8.56%, due
            4/15/27 (TruPS)...................   9,513,000       10,657,052       7.64
         K N Capital Trust III, 7.63%, due
            4/15/28 (TruPS)...................  13,330,000       15,395,710       6.61
                                                             --------------
                                                                 26,052,762
                                                             --------------
              TOTAL PREFERRED SECURITIES --
                CAPITAL TRUST (Identified
                cost -- $439,585,577).........                  452,548,924
                                                             --------------

                                                PRINCIPAL
                                                 AMOUNT
                                               -----------
CORPORATE BOND                         8.39%
  AUTOMOTIVE                           1.81%
         Ford Motor Co., 9.98%, due
            2/15/47..........................  $13,400,000       14,763,919
         General Motors Corp., 7.375%, due
            5/23/48..........................   11,377,000        9,173,082
                                                             --------------
                                                                 23,937,001
                                                             --------------
  CELLULAR TELECOMMUNICATIONS          0.08%
         Rogers Wireless Communications,
            8.00%, due 12/15/12, 144A........    1,000,000        1,032,500
                                                             --------------
  INSURANCE                            1.98%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97.....................   16,730,000       17,894,977
         Oil Casualty Insurance, 8.00%,
            due 9/15/34, 144A................    8,000,000        8,382,392
                                                             --------------
                                                                 26,277,369
                                                             --------------
  INVESTMENT BANKER/BROKER             1.33%
         NBP Capital Trust III, 7.375%, due
            10/29/49.........................   16,900,000       17,697,122
                                                             --------------

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
                                                 -----------   --------------
  MEDIA                                  0.82%
         Liberty Media Corp., 8.25%, due
            2/1/30.............................  $ 7,250,000   $    7,371,227
         Rogers Cable, 8.75%, due 5/1/32.......    3,000,000        3,495,000
                                                               --------------
                                                                   10,866,227
                                                               --------------
  MEDICAL -- HOSPITALS                   1.20%
         Columbia/HCA, 7.50%, due 11/15/95.....   16,534,000       15,946,778
                                                               --------------
  REAL ESTATE
    0.39%
         BF Saul Real Estate Investment Trust,
            7.50%, due 3/1/14, 144A............    5,000,000        5,212,500
                                                               --------------
  TELEPHONE -- INTEGRATED                0.78%
         Citizens Communications Co., 9.00%,
            due 8/15/31........................    9,925,000       10,371,625
                                                               --------------
              TOTAL CORPORATE BOND
                (Identified cost --
                $112,185,205)..................                   111,341,122
                                                               --------------
COMMERCIAL PAPER                         0.14%
         Prudential FDG Corp., 2.12%, due
            04/01/05 (Identified cost --
            $1,860,000)........................    1,860,000        1,860,000
                                                               --------------

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                                       18

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                                                    VALUE
                                                                                --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,814,002,086)............................  152.35%                  $2,020,936,492(a)
OTHER ASSETS IN EXCESS OF LIABILITIES................    2.38%                      31,524,609
LIQUIDATION VALUE OF AUCTION MARKET PREFERRED SHARES:
  SERIES M7, SERIES T7, SERIES W7, SERIES F7
  (Equivalent to $25,000 per share based on 3,280
  shares outstanding per class), SERIES TH7
  (Equivalent to $25,000 per share based on 5,480
  shares outstanding), SERIES W28A, SERIES W28B,
  SERIES W28C (Equivalent to $25,000 per share based
  on 2,800 shares outstanding per class), AND
  SERIES TH28 (Equivalent to $25,000 per share based
  on 2,040 shares outstanding).......................  (54.73%)                   (726,000,000)
                                                       ------                   --------------
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to
  $27.49 per share based on 48,251,666 shares of
  capital stock outstanding).........................  100.00%                  $1,326,461,101
                                                       ------                   --------------
                                                       ------                   --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  CABCO           Corporate Asset Backed Corporation
  CBTCS           Corporate Backed Trust Certificates
  COPrS           Canadian Origin Preferred Securities
  CORTS           Corporate Backed Trust Securities
  FRN             Floating Rate Note
  PINES           Public Income Notes
  PPLUS           Preferred Plus Trust
  QUIPS           Quarterly Income Preferred Securities
  SKIS            Subordinated Capital Income Securities
  TOPrS           Trust Originated Preferred Securities
  TruPS           Trust Preferred Securities

-------------------
(a) At March 31, 2005, net unrealized appreciation was $206,934,406 based on cost for federal income tax purposes of $1,814,002,086. This consisted of aggregate gross unrealized appreciation on investments of $212,791,160 and aggregate gross unrealized depreciation on investments of $5,856,754.

--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

NOTE 1. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with Merrill Lynch Derivative Products AG, UBS AG, and Royal Bank of Canada. Under the agreements the fund receives a floating rate and pays a respective fixed rate. The fund has segregated 75,000 shares of Health Care Property Investors as collateral for the interest rate swap transactions. Details of the swaps at March 31, 2005 are as follows:

                                  NOTIONAL                 FLOATING RATE(a)                         UNREALIZED
         COUNTERPARTY              AMOUNT     FIXED RATE   (RESET MONTHLY)    TERMINATION DATE     APPRECIATION
-------------------------------  -----------  ----------   ---------------   ------------------   --------------
Merrill Lynch Derivative
  Products AG..................  $43,625,000   3.3200%         2.850%          October 22, 2007     $  964,517
Merrill Lynch Derivative
  Products AG..................  $58,500,000   3.2075%         2.716%           October 2, 2008      2,208,310
Merrill Lynch Derivative
  Products AG..................  $20,000,000   3.4100%         2.800%          January 13, 2009        693,852
Royal Bank of Canada...........  $58,125,000   3.3980%         2.850%           August 25, 2007      1,043,532
Royal Bank of Canada...........  $43,250,000   3.4520%         2.820%        September 16, 2008      1,247,229
UBS AG.........................  $58,125,000   2.8325%         2.850%           August 25, 2006        852,341
UBS AG.........................  $58,125,000   3.9900%         1.840%           August 25, 2009      1,080,059
UBS AG.........................  $58,125,000   4.3975%         2.850%           August 25, 2010        395,467
UBS AG.........................  $58,125,000   4.5950%         2.850%           August 25, 2011         57,768
                                                                                                    ----------
                                                                                                    $8,543,075
                                                                                                    ----------
                                                                                                    ----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 31, 2005.

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                                       20

--------------------------------------------------------------------------------
               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS(a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                            NET ASSET VALUE
                                                  TOTAL NET ASSETS             PER SHARE
                                           ------------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/04............                  $1,452,986,456            $30.11
    Net investment income................  $  21,244,412                    $ 0.43
    Net realized and unrealized loss on
       investments and interest rate swap
       transactions......................   (114,696,248)                    (2.36)
Distributions from net investment income
  to:
    Common shareholders..................    (28,227,225)                    (0.59)
    Preferred shareholders...............     (4,846,294)                    (0.10)
                                           -------------                    ------
Net decrease in net asset value..........                    (126,525,355)            (2.62)
                                                           --------------            ------
End of period: 3/31/2005.................                  $1,326,461,101            $27.49
                                                           --------------            ------
                                                           --------------            ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       21

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

                              AVERAGE ANNUAL TOTAL RETURNS
                         (PERIOD ENDED MARCH 31, 2005) (UNAUDITED)

     BASED ON NET ASSET VALUE                         BASED ON MARKET PRICE
-----------------------------------            -----------------------------------
                    SINCE INCEPTION                                SINCE INCEPTION
ONE YEAR               (6/27/03)               ONE YEAR               (6/27/03)
--------               ---------               --------               ---------
 3.28%                  17.42%                  1.37%                   8.26%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (ii) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. As noted in the shareholder letter, the fund has adopted a level rate distribution policy. Under this policy, the fund will pay distributions in excess of the fund's net investment company taxable income and this excess will be a tax-free return of capital distributed from the fund's assets. The fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each distribution and this information will also be available at cohenandsteers.com. Distributions

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                                       22

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

                                 PRIVACY POLICY *

    In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

    We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

    We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

    The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

-------------------
* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

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                                       23

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


               FOR TOTAL RETURN:                                       FOR TOTAL RETURN:

                COHEN & STEERS                                          COHEN & STEERS
               ----------------                                       ------------------
                REALTY SHARES                                     INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

           FOR HIGH CURRENT INMCOME:                               FOR CAPITAL APPRECIATION:

                COHEN & STEERS                                          COHEN & STEERS
               ----------------                                       ------------------
              REALTY INCOME FUND                                       REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR TOTAL RETURN:                                      FOR TOTAL RETURN:

                COHEN & STEERS                                          COHEN & STEERS
               ----------------                                       ------------------
           INTERNATIONAL REALTY FUND                                     UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
   FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                        INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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                                       24

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               COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS                         KEY INFORMATION

Robert H. Steers                               INVESTMENT MANAGER
Director and chairman                          Cohen & Steers Capital Management, Inc.
                                               757 Third Avenue
Martin Cohen                                   New York, NY 10017
Director and president                         (212) 832-3232

Bonnie Cohen                                   FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                       State Street Bank and Trust Company
                                               225 Franklin Street
George Grossman                                Boston, MA 02110
Director
                                               TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                               Equiserve Trust Company
Director                                       250 Royall Street
                                               Canton, MA 02021
Richard J. Norman                              (800) 426-5523
Director
                                               TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                                  The Bank of New York
Director                                       100 Church Street
                                               New York, NY 10007
Willard H. Smith Jr.
Director                                       LEGAL COUNSEL
                                               Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                            425 Lexington Avenue
Director                                       New York, NY 10017

Adam Derechin                                  New York Stock Exchange Symbol: RNP
Vice president and assistant treasurer         Web site: cohenandsteers.com

Joseph M. Harvey                               This report is for shareholder information. This is not
Vice president                                 a prospectus intended for use in the purchase or sale
                                               of fund shares. Past performance is of course no
William F. Scapell                             guarantee of future results and your investment may
Vice president                                 be worth more or less at the time you sell.

Lawrence B. Stoller
Assistant secretary


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                                       25

                          COHEN & STEERS
                         ----------------
                  REIT AND PREFERRED INCOME FUND



                    ----------------------------
                         QUARTERLY REPORT
                          MARCH 31, 2005



COHEN & STEERS
REIT AND PREFERRED INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017




ANNOUNCING OUR NEW OPEN-END FUND, COHEN & STEERS INTERNATIONAL REALTY FUND